(Leuthold Core Investment Fund Logo)

                                 ANNUAL REPORT
                              September 30, 1998
DEAR FELLOW SHAREHOLDERS:
-------------------------

  We appreciate your support and the growing endorsement of our Core Investment Fund philosophy. In the fiscal year ending September 30, 1998, investor net new inflows increased your Fund assets by 35%. Increasingly, advisors and individual investors are recognizing the merits of maintaining a solid core within an overall investment portfolio.

  We are also pleased to report outstanding investment results over the last fiscal year (9/30/97 through 9/30/98). The total return from your Fund, including dividends, was +14.5%. Over this frustrating and difficult market period, the average common stock mutual fund lost 6.4% with the average flexible fund producing only a 4% gain. For this 12-month period our Fund ranked in the top 3% of all mutual funds and in the top 1% of our Fund category (Domestic Hybrid).

  Your Fund performed very well in three of the past four quarters. We were able to outperform the S&P 500 in the fourth quarter of 1997 by largely avoiding the stock market's downturn in October. We maintained our cautious investment stance in the first quarter of 1998. In our view this continued to be a dangerously speculative period. However, in late January, U.S. stocks began an explosive rally despite poor earnings reports and no significant reduction in long-term interest rates. We were concerned about the quality of this rally and reluctant to increase equity exposure. Thus, the Fund's performance lagged well behind stock market indices. As this rally faded in the second quarter of 1998, the Fund's relative performance improved dramatically, under-performing the S&P 500 by only 2%. Ultimately, though, our prudence proved to be well justified.

THE TRAUMA OF 1998'S THIRD QUARTER
----------------------------------

  The third quarter of 1998 proved to be a traumatic experience for most stock market investors. It was the worst quarter for the stock market since the third quarter of 1990. Popular stock market measures registered 10% to 12% declines, with indices of smaller capitalization stocks down 20%. The average common stock mutual fund declined 15% with some of the most aggressive funds down 30% or more. However, the Leuthold Core Investment Fund managed to post a positive 2.7% return. This third quarter performance was a major contributing factor in our superior 12-month performance.

MAKING IT...AND KEEPING IT
--------------------------


  Regardless of recent results, shareholders should not expect positive returns in all future declining stock market periods. Our investment management firm's 1988 to date experience indicates a 1.9% loss is typical during quarterly periods when the stock market declines. While our definition of long term investment success is "making it and keeping it" we don't ALWAYS do it quite so effectively.

  We entered the third quarter with a cautious commitment to common stocks and a heavy 45% investment in long term Treasury bonds. By late July we became extremely concerned over the deteriorating earnings outlook, the growing impact of Asian troubles on the U.S. economy and the erosion increasingly evident in the U.S. stock market's technical underpinnings. Combined with the extreme level of stock market valuations, these factors justified maximum stock market caution. This caution, combined with a strong bond market, explains our positive third quarter returns.

RECENT PORTFOLIO CHANGES
------------------------

  The U.S. stock market has rebounded sharply from its lows of early October and initially the Fund lagged behind. But, as the recent financial crisis has eased and the Asian economic situation has stabilized somewhat, we have increased our U.S. stock market commitment to about 40% of portfolio assets.

  In September and October, we reduced holdings in long term Treasury bonds from 45% to 10%; Treasury bond yields of 5% are not so appealing. We have added higher yielding U.S. Corporate bonds, as well as Canadian, Australian and New Zealand 10-year Government bonds.

OVERVIEW OF CURRENT CONDITIONS
------------------------------

  While the stock market has rebounded and appears to be headed higher over the intermediate term (January-February 1999), some very real negatives remain. We will be cautious when and if we increase the Fund's equity exposure. We again stand ready to step aside if current market conditions deteriorate.

  O THE CURRENT STOCK MARKET IS BEING DRIVEN AND SUPPORTED BY A NEW SURGE OF INFLOWS INTO U.S. MUTUAL FUNDS. WE EXPECT THIS WILL CONTINUE AND PROBABLY ACCELERATE IN EARLY 1999 (A SEASONAL TENDENCY).

  O THE RECENT U.S. AND GLOBAL FINANCIAL STRESS HAS EASED AND AT LEAST SOME ASIAN ECONOMIES SEEM TO BE STABILIZING.

  O HOWEVER, AGGREGATE CORPORATE EARNINGS ARE NOW IN A DECLINING TREND, WITH PROFIT MARGINS CONTRACTING. TO SUSTAIN A LONGER-TERM STOCK MARKET ADVANCE, RENEWED EARNINGS GROWTH IS ESSENTIAL BUT NOT EVIDENT.

  O THE U.S. ECONOMY WILL SOON BE ENTERING ITS EIGHTH EXPANSION YEAR, THE SECOND LONGEST PEACETIME EXPANSION IN U.S. HISTORY. CURRENT THREATS TO ITS LONGEVITY INCLUDE GLOBAL EXCESS CAPACITY, THE U.S. TRADE IMBALANCE, THE THREAT OF SIGNIFICANT DEFLATION AND PERHAPS A YEAR 2000 COMPUTER CRISIS.

  O STOCK MARKET VALUATION MEASURES ARE AGAIN AT, OR CLOSE TO HISTORICAL EXTREMES. A RETREAT TO HISTORICAL NORMS NOW IMPLIES A DECLINE TO DOW JONES 5000. WHEN INVESTOR PSYCHOLOGY DOES SHIFT FROM CONFIDENCE TO UNCERTAINTY OR FEAR, A SEVERE DECLINE IS QUITE LIKELY. THE THIRD QUARTER OF 1998 WAS A PREVIEW.

CONCLUSION
----------

  For now, our work indicates the stock market is going higher. Our work also shows the higher the market, the higher the risk. As the third quarter of 1998 demonstrated, the stock market can still be a rollercoaster. The extraordinary recent public confidence in the stock market is not a permanent condition.

  Our mission at Leuthold Core Investment Fund is to manage risk as well as return. The last 12 months is a demonstration of the importance of risk management. The next 12 months may well provide an even more vivid demonstration.

Sincerely,

/s/ Steve Leuthold

Steve Leuthold
Chairman

           A $10,000  INVESTMENT IN THE LEUTHOLD CORE INVESTMENT FUND

              LEUTHOLD CORE             COMBINED             LIPPER FLEXIBLE
 DATE    INVESTMENT FUND $14,234     INDEX $13,549         FUND INDEX $14,290
 -----   ----------------------      --------------        ------------------
11/20/95         $10,000                 $10,000                 $10,000
12/31/96         $10,232                 $10,251                 $10,272
1/31/96          $10,141                 $10,354                 $10,471
2/28/96          $10,121                 $10,371                 $10,526
3/31/96          $10,142                 $10,396                 $10,600
4/30/96          $10,111                 $10,521                 $10,759
5/31/96          $10,294                 $10,636                 $10,896
6/30/96          $10,341                 $10,618                 $10,880
7/31/96          $10,392                 $10,314                 $10,542
8/31/96          $10,382                 $10,514                 $10,724
9/30/96          $10,543                 $10,817                 $11,126
10/31/96         $10,813                 $10,956                 $11,326
11/30/96         $11,175                 $11,330                 $11,874
12/31/96         $11,185                 $11,286                 $11,715
1/31/97          $11,142                 $11,497                 $12,055
2/28/97          $11,078                 $11,465                 $12,048
3/31/97          $10,970                 $11,179                 $11,698
4/30/97          $11,090                 $11,402                 $11,990
5/31/97          $11,221                 $11,893                 $12,502
6/30/97          $11,432                 $12,165                 $12,871
7/31/97          $12,303                 $12,744                 $13,593
8/31/97          $11,829                 $12,615                 $13,175
9/30/97          $12,439                 $13,055                 $13,735
10/31/97         $12,615                 $12,914                 $13,462
11/30/97         $12,829                 $13,051                 $13,702
12/31/97         $13,114                 $13,257                 $13,904
1/31/98          $13,218                 $13,298                 $13,993
2/28/98          $13,348                 $13,745                 $14,671
3/31/98          $13,709                 $14,052                 $15,165
4/30/98          $13,639                 $14,157                 $15,259
5/31/98          $13,534                 $13,980                 $15,108
6/30/98          $13,859                 $14,149                 $15,399
7/31/98          $13,612                 $13,899                 $15,239
8/31/98          $13,788                 $12,929                 $13,743
9/30/98          $14,234                 $13,549                 $14,290

   The Combined Index (new) consists of an unmanaged portfolio of 45% common stocks (15% S&P 500 Index, 15% S&P 400 Midcap Index and 15% Russell 2000 Index), 45% bonds (Lehman Bros. Govt./Corporate Bond Index ("LB G/C BI"), and 10% money market instruments (90-day U.S. T-bills). The Fund believes this index more closely reflects the Fund's investment strategy, and therefore, is a more appropriate performance comparator than using the S&P 500 alone for the stock portion of the index. For the year ended 9/30/98, a hypothetical $10,000 investment in the Fund would have been $11,445, the Lipper Flexible Fund Index, $10,404, and the combined index
   (old) (consisting of 45% S&P 500, 45% LB G/C BI and 10% T-bills), $11,106. This chart assumes an initial gross investment of $10,000 made on 11/20/95 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED SEPTEMBER 30, 1998

                                             LIPPER
                                COMBINED    FLEXIBLE    COMBINED
                      FUND       (NEW)     FUND INDEX    (OLD)
                      ----      -------    ----------   -------
   3 month           2.70%     (4.24)%      (7.21)%     (1.88)%
   6 month           3.83%     (3.58)%      (5.77)%       0.87%
   1 year           14.45%       3.79%        4.04%      11.06%
   Since Inception  13.12%      11.19%       13.28%      14.72%

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS:
 Investments, at value (cost $42,915,073)                         $45,932,167
 Interest receivable                                                  339,126
 Dividends receivable                                                  52,473
 Organizational expenses, net of accumulated amortization              18,365
 Other assets                                                           9,141
                                                                 ------------
 Total Assets                                                     $46,351,272
                                                                 ------------
LIABILITIES:
 Payable to Adviser                                                    30,325
 Accrued expenses and other liabilities                                53,929
                                                                 ------------
 Total Liabilities                                                     84,254
                                                                 ------------
NET ASSETS                                                        $46,267,018
                                                                 ------------
                                                                 ------------
NET ASSETS CONSIST OF:
 Capital stock                                                    $39,725,276
 Accumulated undistributed net realized gains on investments        3,524,865
 Net unrealized appreciation on investments                         3,016,877
                                                                 ------------
 Total Net Assets                                                 $46,267,018
                                                                 ------------
                                                                 ------------
 Shares outstanding (250,000,000 shares of
   $.0001 par value authorized)                                     3,865,956
 Net Asset Value, Redemption Price and Offering Price Per Share        $11.97
                                                                       ------
                                                                       ------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
  Dividend income (net of foreign taxes withheld of $139)        $    343,938
  Interest income                                                   1,453,645
                                                                   ----------
  Total investment income                                           1,797,583
                                                                   ----------
EXPENSES:
  Investment advisory fee                                             329,152
  Administration fee                                                   29,277
  Shareholder servicing and accounting costs                           45,226
  Custody fees                                                         15,351
  Federal and state registration                                       25,899
  Professional fees                                                    36,350
  Amortization of organizational expenses                               8,603
  Reports to shareholders                                              15,214
  Directors' fees and expenses                                          5,477
  Other                                                                 6,098
                                                                   ----------
  Total expenses before reimbursement                                 516,647
  Less: Reimbursement from Adviser                                   (59,492)
                                                                   ----------
  Net expenses                                                        457,155
                                                                   ----------

NET INVESTMENT INCOME                                               1,340,428
                                                                   ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments                                 3,731,847
  Change in unrealized appreciation on:
      Investments                                                   (110,421)
      Foreign currency translations                                   (8,695)
                                                                   ----------
  Net realized and unrealized gains on investments                  3,612,731
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $4,953,159
                                                                   ----------
                                                                   ----------

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                 YEAR                YEAR
                                                 ENDED              ENDED
                                          SEPTEMBER 30, 1998  SEPTEMBER 30, 1997
                                          ------------------  ------------------
OPERATIONS:
 Net investment income                       $ 1,340,428         $ 1,279,782
 Net realized gains on investments             3,731,847             650,665
 Change in unrealized appreciation on
   investments and foreign currency             (119,116)          2,908,909
                                             -----------         -----------
 Net increase in net assets from operations    4,953,159           4,839,356
                                             -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                   (1,299,705)         (1,318,685)
 In excess of net investment income                   --            (125,721)
 From net realized gains                      (1,049,550)           (794,514)
                                             -----------         -----------
 Total distributions                          (2,349,255)         (2,238,920)
                                             -----------         -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                    16,547,279           5,469,769
 Proceeds from shares issued to holders in
   reinvestment of dividends                   2,226,762           2,168,493
 Cost of shares redeemed                      (5,671,108)        (11,419,018)
                                             -----------         -----------
 Net increase (decrease) in net assets
   from capital share transactions            13,102,933          (3,780,756)
                                             -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       15,706,837          (1,180,320)
NET ASSETS:
 Beginning of year                            30,560,181          31,740,501
                                             -----------         -----------
 End of year                                 $46,267,018         $30,560,181
                                             -----------         -----------
                                             -----------         -----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                      YEAR                YEAR          NOVEMBER 20, 1995(1)<F1>
                                                      ENDED               ENDED              THROUGH
                                               SEPTEMBER 30, 1998  SEPTEMBER 30, 1997  SEPTEMBER 30, 1996
                                               ------------------- ------------------- -------------------

PER SHARE DATA:
Net asset value, beginning of period                 $11.17              $10.18              $10.00
                                                     ------              ------              ------
Income from investment operations:
 Net investment income                                 0.40                0.44(2)<F2>         0.38
 Net realized and unrealized
    gains on investments                               1.16                1.32                0.16
                                                     ------              ------              ------
 Total from investment operations                      1.56                1.76                0.54
                                                     ------              ------              ------
Less distributions:
 From net investment income                           (0.40)              (0.46)              (0.36)
 In excess of net investment income                      --               (0.05)                 --
 From net realized gains                              (0.36)              (0.26)                 --
                                                     ------              ------              ------
 Total distributions                                  (0.76)              (0.77)              (0.36)
                                                     ------              ------              ------
Net asset value,  end of period                      $11.97              $11.17              $10.18
                                                     ------              ------              ------
                                                     ------              ------              ------
Total return                                         14.45%              17.96%               5.43%(3)
Supplemental data and ratios:
 Net assets, end of period                      $46,267,018         $30,560,181         $31,740,501
Ratio of expenses to average net assets:
 Before expense reimbursement                         1.41%               1.47%               1.55%(4)<F4>
 After expense reimbursement                          1.25%               1.25%               1.25%(4)<F4>
Ratio of net investment income to
  average net assets:
 Before expense reimbursement                         3.50%               4.05%               4.14%(4)<F4>
 After expense reimbursement                          3.66%               4.27%               4.44%(4)<F4>
Portfolio turnover rate                              73.43%              35.62%             103.30%

(1)<F1>   Commencement of operations.
(2)<F2> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F3>   Not annualized.
(4)<F4>   Annualized.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

   NUMBER                                                              MARKET
 OF SHARES                                                             VALUE
 ----------                                                           -------
            COMMON STOCKS - 27.9%
            CABLE - 3.4%
   15,800   Adelphia Communications Corporation *<F5>               $ 618,175
    6,400   Cablevision Systems Corporation Class A *<F5>             276,400
    6,400   Comcast Corporation Class A                               300,400
    4,900   MediaOne Group, Inc.                                      217,744
    6,400   TCA Cable TV, Inc.                                        180,000
                                                                  -----------
                                                                    1,592,719
                                                                  -----------
            HOUSING - 1.6%
    3,800   Centex Corporation                                        131,100
    7,900   Kaufman & Broad Home Corporation                          185,156
    7,700   Lennar Corporation                                        171,806
    1,300   Ryland Group, Inc.                                         31,688
    6,000   Standard Pacific Corporation                               84,750
    5,700   Toll Brothers, Inc. *<F5>                                 130,744
                                                                  -----------
                                                                      735,244
                                                                  -----------
            GROWTH - RECESSION RESISTANT - 4.0%
    4,000   American Home Products Corporation                        209,500
    4,400   Automatic Data Processing, Inc.                           328,900
    3,800   Brown-Forman Corporation - Class B                        228,000
   19,300   Food Lion, Inc. - Class A                                 205,063
    3,900   The Gap, Inc.                                             205,725
    3,000   Newell Company                                            138,188
    6,600   The ServiceMaster Company                                 144,375
    3,400   Wal-Mart Stores, Inc.                                     185,725
    2,500   WM. Wrigley Jr. Company                                   189,844
                                                                  -----------
                                                                    1,835,320
                                                                  -----------
            INSURANCE - LIFE - 1.9%
    2,600   American General Corporation                              166,075
    3,400   Equitable Companies, Inc.                                 140,675
    5,600   Liberty Financial Companies, Inc.                         147,700
    5,400   Protective Life Corporation                               194,400
    4,300   UNUM Corporation                                          213,656
                                                                  -----------
                                                                      862,506
                                                                  -----------
            REAL ESTATE INVESTMENT TRUSTS - 12.5%
   13,000   Apartment Investment & Management Company Class A         490,750
   25,600   Boykin Lodging Company                                    385,600
   21,700   CCA Prison Realty Trust                                   390,600
   10,600   Crescent Real Estate Equities Company                     267,650
   11,200   Developers Diversified Realty Corporation                 204,400
    4,400   Equity Residential Properties Trust                       185,625
   20,100   Franchise Finance Corporation of America                  551,494
    9,900   Liberty Property Trust                                    235,744
   16,400   Mack-Cali Realty Corporation                              492,000
    9,400   Meditrust Companies                                       160,388
   14,800   Merry Land & Investment                                   331,150
   10,500   Nationwide Health Properties, Inc.                        236,250
   10,000   Pacific Gulf Properties                                   201,250
   12,098   Patriot American Hospitality Inc.                         154,250
   12,300   Saul Centers, Inc.                                        209,100
    7,500   Sovran Self Storage, Inc.                                 196,875
   18,900   United Dominion Realty Trust, Inc.                        214,987
   16,000   Weeks Corporation                                         478,000
   46,800   Winston Hotels, Inc.                                      406,575
                                                                  -----------
                                                                    5,792,688
                                                                  -----------
            TECHNOLOGY - WIRELESS SERVICES - 2.1%
    4,100   Airtouch Communications, Inc. *<F5>                       233,700
    3,600   Centennial Cellular Corporation Class A *<F5>             115,200
   12,000   CommNet Cellular, Inc. *<F5>                              132,000
      825   Leap Wireless International, Inc. *<F5>                     3,867
    3,300   QUALCOMM, Inc. *<F5>                                      158,194
    1,800   Vodafone Group plc ADR<F7>                                202,950
    7,400   Western Wireless Corporation Class A *<F5>                132,275
                                                                  -----------
                                                                      978,186
                                                                  -----------

            UTILITIES - ELECTRIC - 2.4%
    4,800   Cleco Corporation                                         161,700
    2,000   FPL Group, Inc.                                           139,375
    4,200   Idacorp Inc.                                              140,962
    6,100   Minnesota Power, Inc.                                     268,781
    5,100   Montana Power Company                                     227,906
    5,600   OGE Energy Corporation                                    161,700
                                                                  -----------
                                                                    1,100,424
                                                                  -----------
            Total common stocks (cost $12,255,404)                 12,897,087
                                                                  -----------
            INVESTMENT COMPANIES - 3.8%
            EMERGING COUNTRY FUNDS - 3.8%
   28,300   Asia Pacific Fund                                         141,500
   28,100   Asia Tigers Fund                                          142,256
   20,900   China Fund                                                150,219
   23,600   Fidelity Adviser Emerging Asia Fund                       157,825
   62,800   First Philippine Fund *<F5>                               247,275
   32,500   Greater China Fund                                        178,750
   29,100   Korea Fund *<F5>                                          178,237
   45,600   Morgan Stanley Asia-Pacific Fund                          265,050
   14,800   Scudder New Asia Fund                                     110,075
   38,900   WEBS - Malaysia                                            77,800
   30,200   WEBS - Singapore                                          115,137
                                                                  -----------
            Total investment companies (cost $2,266,322)            1,764,124
                                                                  -----------

 CONTRACTS (100
SHARES PER CONTRACT)
--------------------
            PUT OPTIONS  PURCHASED - 5.5%
            S&P 500:
       81   Expiration March 1999, Exercise Price $1,050              818,100
      149   Expiration December 1998, Exercise Price $1,125         1,739,575
                                                                  -----------
            Total put options purchased (cost $1,556,180)           2,557,675
                                                                  -----------
 PRINCIPAL
   AMOUNT
 ---------
            FIXED INCOME SECURITIES - 39.0%
            FOREIGN BONDS - 9.3%
$3,130,000  New South Wales Treasury Corp., 8.00%, 3/01/2008        2,193,280
 3,780,000  New Zealand Government Bond, 7.00%,7/15/2009            2,092,627
                                                                  -----------
                                                                    4,285,907
                                                                  -----------
            U.S.  TREASURY OBLIGATIONS - 29.7%
 7,905,000  7.50%, due 11/15/2016                                  10,078,875
 2,665,000  8.125%, due 8/15/2019                                   3,657,712
                                                                  -----------
                                                                   13,736,587
                                                                  -----------
            Total fixed income securities (cost $16,146,380)       18,022,494
                                                                  -----------

            VARIABLE RATE DEMAND NOTES - 23.1%
$1,518,415  General Mills, 4.95%#<F6>                               1,518,415
 1,172,372  Pitney Bowes, 4.95%#<F6>                                1,172,372
 2,000,000  Wisconsin Electric, 4.96%#<F6>                          2,000,000
 2,000,000  Warner Lambert, 4.96%#<F6>                              2,000,000
 2,000,000  American Family, 4.96%#<F6>                             2,000,000
 2,000,000  Firstar, 5.09%#<F6>                                     2,000,000
                                                                   -----------
            Total variable rate demand notes (cost $10,690,787)    10,690,787
                                                                  -----------
            Total investments - 99.3% (cost $42,915,073)           45,932,167
            Other assets in excess of liabilities - 0.7%              334,851
                                                                  -----------
            TOTAL NET ASSETS - 100.0%                             $46,267,018
                                                                  -----------
                                                                  -----------

*<F5>    Non-income producing security.
#<F6>    Variable rate security.  The rates listed are as of 9/30/98.
ADR<F7>  American Depository Receipts.

                     See notes to the financial statements.


NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Company currently consists of one series, Leuthold Core Investment Fund, formerly known as Leuthold Asset Allocation Fund, (the "Fund"). The investment objective of the Fund is to seek total return consistent with prudent investment risk over the long term. The Fund commenced operations on November 20, 1995.

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $43,019, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

     b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

     d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Purchased Option Accounting - Option contracts purchased are included in the Statement of Assets and Liabilities as an asset and are valued at the last bid price reported on the date of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Option contracts are held by the Fund for trading and hedging purposes.

     f) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2.   CAPITAL SHARE  TRANSACTIONS

     Transactions in shares of the Fund were as follows:

                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                SEPT. 30, 1998  SEPT. 30, 1997
                                                --------------  --------------
     Shares sold                                  1,420,345         522,072
     Shares issued to holders in reinvestment
       of dividends                                 193,699         208,024
     Shares redeemed                               (484,113)     (1,112,267)
                                                 ----------      ----------
     Net increase (decrease)                      1,129,931        (382,171)
                                                 ----------      ----------
                                                 ----------      ----------

3.   INVESTMENT  TRANSACTIONS

     Purchases and sales of investments, other than short-term investments, for the year ended September 30, 1998 were as follows:

                PURCHASES                            SALES
         ------------------------           ------------------------
             U.S.                               U.S.
          GOVERNMENT       OTHER             GOVERNMENT       OTHER
         ------------      -----            ------------      -----
          $8,055,205    $18,198,269         $12,168,515     $9,715,620

     At September 30, 1998, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                                                $4,548,483
     (Depreciation)                                              (2,589,211)
                                                                -----------
     Net appreciation on investments                             $1,959,272
                                                                -----------
                                                                -----------

     At September 30, 1998, the cost of investments for federal income tax purposes was $33,282,108.

     At the close of business on January 19, 1996, the unit holders of the Piper Trust Common Leuthold Flexible Fund transferred their assets to the Fund. As a result of the tax-free transfer, the Fund acquired $860,971 of unrealized appreciation for tax purposes. Since inception, the Fund has realized $844,294 of the appreciation.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Leuthold & Anderson, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.90% as applied to the Fund's daily net assets.

     The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 1.25% of the net assets of the Fund, computed on a daily basis.

     Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, NA serves as custodian for the Fund.

     For the period ended September 30, 1998, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser $35,665 of brokerage commissions.

5.   INCOME TAX INFORMATION

     The Fund hereby designates $34,093 as short-term capital gain distributions for purposes of the dividends paid deduction.

6.   DISTRIBUTIONS

     Twenty-five percent of dividends paid during the fiscal year ended September 30, 1998, qualifies for the dividend received deduction available to corporate shareholders.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF LEUTHOLD FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities of Leuthold Funds, Inc. (a Maryland corporation, which includes the Leuthold Core Investment
Fund), including the schedule of investments, as of September 30, 1998, the related statement of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leuthold Funds, Inc. as of September 30, 1998, and the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the period presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
October 23, 1998.

(Leuthold Core Investment Fund Logo)

INVESTMENT ADVISER:
   Leuthold & Anderson, Inc., Minnesota

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT, SHAREHOLDER
SERVICING AGENT:
   Firstar Mutual Fund Services, LLC,
   Wisconsin

CUSTODIAN:
   Firstar Bank Milwaukee, NA

COUNSEL:
   Foley & Lardner, Wisconsin

AUDITORS:
   Arthur Andersen LLP, Wisconsin

This report is authorized for distribution only when preceded or accompanied by a current prospectus.